UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2021

Welltower Inc.
(Exact name of registrant as specified in its charter)

Delaware			1-8923	34-1096634
(State or other jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street,	Toledo,	Ohio		43615
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company              ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition.
On February 9, 2021, Welltower Inc. (the “Company”) issued a press release that announced operating results for its fourth quarter ended December 31, 2020. The press release refers to a supplemental information package that is available on the Company's website (www.welltower.com), free of charge. Copies of the press release and supplemental information package have been furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report, and are incorporated herein by reference.
The information included in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 8, 2021, Sharon M. Oster, age 72, a member of the Board of Directors of the Company since 1994, notified the Company of her intention not to stand for election as a member of Company’s Board of Directors (the “Board”) at the Company’s 2021 Annual Meeting. Ms. Oster has indicated that her decision not to stand for re-election was not the result of any disagreement with management or the Board relative to any matters relating to the Company’s operations, policies, or practices.
Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.
99.1 Press release of Welltower Inc. dated February 9, 2021
99.2 Welltower Inc. Supplemental Information Package for the quarter ended December 31, 2020.
104 Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Senior Vice President – General Counsel & Corporate Secretary

Dated:  February 8, 2021